UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2012

NAVARRE CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Exhibit Index

Item 8.01 Other Events.

On February 8, 2012, Navarre Corporation (the “Company”) posted a presentation to its website that it is utilizing in connection with meetings with certain current and prospective investors in the Company (the “Investor Presentation”). A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Investor Presentation attached as Exhibit 99.1 discloses certain information that is not presented in accordance with United States generally accepted accounting principles (“GAAP”). The non-GAAP financial measures included in the Investor Presentation have been reconciled to the comparable GAAP results on the “Investors” section of the Company’s website under the tab labeled “GAAP Reconciliations” and should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Item 9.01. Financial Statements and Exhibits

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to Navarre Corporation’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at Navarre Corporation’s Internet address is not part of this report.

(d) Exhibits:

Exhibit

99.1	Investor Presentation posted to the Navarre Corporation website on February 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION

Dated: February 8, 2012	By:	/s/ Ryan F. Urness
Name: Ryan F. Urness
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation posted to the Navarre Corporation website on February 8, 2012